                                                                   EXHIBIT 10.44


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of this 9th day of March, 2004, by NAVARRE CORPORATION, a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the "Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of October 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, Agent and the Lenders desire to amend certain provisions of the Credit Agreement as herein set forth.

         NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, and Lenders hereby agree as follows:

SECTION 1. AMENDMENTS.

         (a) Section 1.3(b)(iii) of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                  "Notwithstanding anything herein to the contrary, as long as no Default or Event of Default has occurred and is continuing, proceeds from the Private Issuance in an aggregate amount not to exceed $4,550,000 and any future proceeds received upon the exercise of one or more PIPE Warrants (i) shall not be required to be used to prepay Loans and (ii) may be used by Borrower to make (a) Permitted Acquisitions and Permitted Intellectual Property Acquisitions otherwise permitted pursuant to Section 6.1 hereof and (b) investments, loans and advances to the extent otherwise permitted under Section 6.2 hereof."

          (b) Section 6.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                   "6.2. Investments; Loans and Advances. No Credit Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except that: (a) Borrower, Encore Acquisition and BCI Eclipse may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower, Encore Acquisition or BCI Eclipse, as applicable pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower, Encore Acquisition and BCI Eclipse does not exceed $500,000 (in the aggregate for Borrower, Encore Acquisition and BCI Eclipse combined); (b) each Credit Party may maintain its existing investments in its Subsidiaries as of June 24, 2003; (c) Borrower may maintain Eligible Certificate of Deposits; (d) so long as no Default or Event of Default has occurred and is continuing and there is no outstanding Revolving Loan balance, Borrower may make investments, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in favor of Agent for the benefit of Lenders, in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one year from the date of creation thereof issued by (A) the Business Bank, a Minnesota corporation, or (B) commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits maturing no more than 30 days from the date of creation thereof with A Rated Banks and (v) mutual funds that invest solely in one or more of the investments described in clauses (i) through (iv) above; (e) Borrower, Encore Acquisition and BCI Eclipse may provide advances to Vendors described in Part A of Disclosure Schedule 6.2; (f) Borrower, Encore Acquisition and BCI Eclipse may provide advances to Vendors so long as (i) at the time of each such advance the Borrowing Availability immediately after giving effect to such advance is at least $20,000,000, (ii) the aggregate outstanding amount of advances to Vendors permitted solely pursuant to Section 6.2(e) and this Section 6.2(f) does not exceed $15,000,000 at any time and (iii) with respect to each advance to a Vendor to be made by Encore Acquisition or BCI Eclipse, immediately after giving effect thereto the Borrower would be permitted to make at least $500,000 of additional advances to Encore Acquisition or BCI Eclipse, as applicable pursuant to Section 6.2(j) hereof (provided, however, that the amount set forth in this Section 6.2(f) shall be reduced from time to time by the amount of advances to Vendors otherwise permitted by Section 6.2(e) and/or Section 6.2(f) which have been written off as uncollectible in accordance with Borrower's policies and as determined in accordance with GAAP to the extent that the amount of such write off has not caused a reduction in the EBITDA of Borrower in the fiscal period such write off is taken;
         (g) Borrower may provide advances to Vendors described in Part B of Disclosure Schedule 6.2; (h) Borrower may provide advances by a Credit Party to its employees expressly permitted by Section 6.4(b) hereof;
         (i) on or about July 31, 2002, Borrower may make an investment through a loan in Encore Acquisition in an aggregate principal amount not to exceed $6,000,000; (j) Borrower may make loans to Encore Acquisition in an aggregate outstanding principal amount not to exceed, at any time, $10,000,000; (k) investments made by Borrower in Encore Acquisition pursuant to Section 5 of the Amendment No. 1 to Encore Purchase Agreement in an aggregate principal amount not to exceed $1,150,000;
         (l) on November 5, 2003 the Borrower may make a loan to BCI Eclipse in an aggregate principal amount not to exceed $7,250,000; (m) the Borrower may make loans to BCI Eclipse in an aggregate outstanding principal amount not to exceed, at any time,

         $5,000,000; (n) the Borrower may (i) make a loan (the "Mix & Burn Loan") to Mix & Burn, Inc., a Minnesota corporation ("Mix & Burn") in an aggregate principal amount not to exceed $500,000 pursuant to that certain Discretionary Revolving Loan Agreement dated as of January 26, 2004 between the Borrower and Mix & Burn and that certain Promissory Note dated as of January 26, 2004 by Mix & Burn in favor of Borrower (the "Mix & Burn Promissory Note"), as long as (a) the Mix & Burn Loan is fully secured by fully perfected first priority Liens in and to all or substantially all of the assets of Mix & Burn pursuant to that certain Security Agreement dated as of January 26, 2004 between the Borrower and Mix & Burn (the "Mix & Burn Security Agreement"), and (b) Borrower has granted to Agent, for itself and the benefit of Lenders, fully perfected first priority Liens, pursuant to documentation in form and substance satisfactory to Agent, in and to the Mix & Burn Promissory Note, the Liens granted to Borrower under the Mix & Burn Security Agreement, all of the Stock owned by Borrower from time to time in Mix & Burn whether (1) as a result of the conversion of the Mix & Burn Promissory Note into equity, (2) consisting of warrants issued by Mix & Burn in favor of the Borrower in connection with the Mix & Burn Loan or (3) otherwise, (ii) own Stock in Mix & Burn issued to Borrower for no additional consideration in connection with the Mix & Burn Loan, and (iii) convert the obligations relating to the Mix & Burn Loan into Stock of Mix & Burn and own such Stock; and (o) other investments not exceeding $100,000 in the aggregate at any time outstanding."

         (c) The following definition in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Capital Expenditures" means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

                  "Private Issuance" means the issuance and sale of certain Stock (including, without limitation, the PIPE Warrants) of Borrower pursuant to and as more fully described in that certain Securities Purchase Agreement, dated as of December 15, 2003, by and among Borrower and the Purchasers (as defined therein, the "PIPE Purchasers").

                  "PIPE Warrants" means those certain Warrants, dated as of December 15, 2003, issued by the Borrower to the PIPE Purchasers.

         (d) Subsections (a), (b), (c), (d) and (e) on Annex G to the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  "(a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                                            Maximum Capital
Period                                                  Expenditures per Period
------                                                  -----------------------
Fiscal Year ending on or about March 31, 2004                  $4,500,000

Fiscal Year ending on or about March 31, 2005                  $2,500,000

Fiscal Year ending on or about March 31, 2006 and
each Fiscal Year ending thereafter                             $2,600,000

                  ;provided, however, that the amount of Capital Expenditures permitted for the Fiscal Year ending on or about March 31, 2005 shall be increased by an amount equal to the positive amount (if any) of (a) $4,500,000 minus (b) the actual amount of any Capital Expenditures expended during the Fiscal Year ending on or about March 31, 2004 (the "Carry Over Amount"), and for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in the Fiscal Year ending on or about March 31, 2005; provided, further, that the amount of permitted Capital Expenditures during any measuring period set forth above shall be increased by the amount of the cash proceeds received during such measuring period from a sale-leaseback of the Minnesota Facility (as long as such sale-leaseback is consented to by Agent) to the extent that the construction of the assets subject to such sale-leaseback were funded with the proceeds of loans under the Construction Loan Agreement or proceeds of the Revolving Loans on or after April 1, 2003.

                  (b)  [Intentionally Deleted]

                  (c)  [Intentionally Deleted]

         (e) Minimum Fixed Charge Coverage Ratio. Borrowers and their Subsidiaries shall have on a consolidated basis, as of the last day of the Fiscal Month ending on December 31, 2003 and as of the last day of each Fiscal Month thereafter, for the 12 month period then ended, a ratio of (A) EBITDA plus a one-time non-cash loss in an amount not to exceed $5,500,000 related to the write-off of capitalized software development expenses incurred by Encore Acquisition during the period commencing on June 1, 2001 and ending on March 1, 2004, to the extent included in the calculation of consolidated net income of Encore Acquisition for such period in accordance with GAAP, but without duplication plus interest income received during such period to (B) the sum of, without duplication, (i) the aggregate of all Interest Expense paid or accrued during such period, plus (ii) scheduled payments of principal with respect to Indebtedness during such period, plus (iii) Capital Expenditures during such period (other than Capital Expenditures financed other than with the proceeds of Loans), plus (iv) income taxes paid in cash during such period, plus (v) the aggregate amount of all consideration paid for Permitted Intellectual Property Acquisitions during such period, plus (vi) all Restricted Payments made by a Credit Party during such period (other than Restricted Payments (a) made to another Credit Party or (b) which have caused EBITDA to be reduced for such period), of not less than 1:35:1.00; provided, however, that solely for the purposes of the calculation of the Fixed Charge Coverage Ratio set forth herein, the amount of Capital Expenditures during any measuring period set forth above shall be decreased by the amount of the cash proceeds received during such measuring period from a sale-leaseback of the Minnesota Facility (as long as such sale-leaseback is consented to by Agent) to the extent that the construction of the assets subject to such sale-leaseback were funded with proceeds of the Revolving Loans.


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
         (e) Indebtedness to EBITDA. Borrowers and their Subsidiaries shall have on a consolidated basis, as of the last day of each Fiscal Quarter a ratio of
(i) the sum of (x) the daily average amount of Revolving Loans for the 30-day period preceding the last day of such Fiscal Quarter and (y) the amount of other Indebtedness as of the last day of such Fiscal Quarter to (ii) EBITDA plus interest income for the four Fiscal Quarters then ending of not greater than 3.0:1."

SECTION 2. EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

         (a) this Amendment shall have been duly executed and delivered by Borrower, Agent and each Lender and the Consent attached hereto shall have been duly executed and delivered by the Credit Parties signatories thereto; and

         (b) The representations and warranties contained herein shall be true and correct in all respects.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and each Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment (determined as if all references to "Closing Date" were references to March 9, 2004), except to the extent that any such representations and warranties expressly relate to an earlier date;

         (b) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

         (c) Neither the execution, delivery and performance of this Amendment by Borrower, the performance by Borrower of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

         (d) No Default or Event of Default has occurred and is continuing.

SECTION 4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

         (b) The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


                            (signature page follows)

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

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                      BORROWER:


                                      NAVARRE CORPORATION


                                      By: /s/ James G. Gilbert
                                          --------------------------------------
                                      Name: James G. Gilbert
                                            ------------------------------------
                                      Title: CFO
                                             -----------------------------------


                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Agent and Lender


                                      By: /s/ Leanne C. Manning
                                          --------------------------------------
                                      Name: Leanne C. Manning
                                            ------------------------------------
                                      Title: Duly Authorized Signatory
                                             -----------------------------------



                                       S-1
            [Signature Page to Eighth Amendment To Credit Agreement]

                                     CONSENT


         The undersigned hereby (i) acknowledges receipt of and consents to the Eighth Amendment To Credit Agreement dated as of March___, 2004 (the "Amendment"), (ii) ratifies and confirms each Loan Document, including, without limitation, the guaranty and the security agreement to which it is a party, and
(iii) acknowledges and agrees that after giving effect to the Amendment, each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof.

                                         ENCORE SOFTWARE, INC.


                                         By: /s/ STEPHEN MILLER
                                             -----------------------------------
                                         Name: STEPHEN MILLER
                                               ---------------------------------
                                         Title: CFO
                                                --------------------------------


                                         BCI ECLIPSE COMPANY, LLC


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                       S-2
            [Signature Page to Eighth Amendment To Credit Agreement]

                                     CONSENT


         The undersigned hereby (i) acknowledges receipt of and consents to the Eighth Amendment To Credit Agreement dated as of March ___, 2004 (the "Amendment"), (ii) ratifies and confirms each Loan Document, including, without limitation, the guaranty and the security agreement to which it is a party, and
(iii) acknowledges and agrees that after giving effect to the Amendment, each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof.

                                         ENCORE SOFTWARE, INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         BCI ECLIPSE COMPANY, LLC


                                         By: /s/ James G. Gilbert
                                             -----------------------------------
                                         Name: James G. Gilbert
                                               ---------------------------------
                                         Title: CFO
                                                --------------------------------



                                       S-2
            [Signature Page to Eighth Amendment To Credit Agreement]